EXHIBIT B

 CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Shawn K. Young, President & Treasurer of The Kelmoore Strategy(R) Variable Trust (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 9/1/05                                 /s/ Shawn K. Young
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                                       Shawn K. Young, President & Treasurer
                                       (principal executive officer & principal
                                       financial officer)